UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—12.9%
Distributors—2.4%
Core-Mark Holding Co., Inc.	364,994	$17,103,619
Pool Corp.	289,880	27,257,416
		44,361,035

Diversified Consumer Services—2.2%
Bright Horizons
Family Solutions, Inc.[1]	631,288	41,860,707

Hotels, Restaurants & Leisure—4.3%
Dave & Buster’s Entertainment, Inc.[1]	600,380	28,091,780
Papa John’s International, Inc.	214,740	14,602,320
Texas Roadhouse, Inc., Cl. A	401,900	18,326,640
Vail Resorts, Inc.	137,700	19,034,271
		80,055,011

Internet & Catalog Retail—0.3%
Wayfair, Inc., Cl. A1	153,830	5,999,370

Multiline Retail—0.5%
Ollie’s Bargain Outlet Holdings, Inc.[1]	390,030	9,707,847

Specialty Retail—2.1%
Burlington Stores, Inc.[1]	396,630	26,459,187
Michaels Cos., Inc. (The)[1]	452,060	12,856,587
		39,315,774

Textiles, Apparel & Luxury Goods—1.1%
Columbia Sportswear Co.	172,050	9,899,757
Kate Spade & Co.[1]	556,720	11,473,999
		21,373,756

Consumer Staples—1.1%
Food & Staples Retailing—0.6%
Performance Food Group Co.[1]	388,150	10,445,117
Food Products—0.5%
Amplify Snack Brands, Inc.[1]	683,450	10,080,887

	Shares	Value
Energy—3.4%
Energy Equipment & Services—0.4%
Forum Energy Technologies, Inc.[1]	389,870	$6,748,650
Oil, Gas & Consumable Fuels—3.0%
Diamondback Energy, Inc.[1]	291,728	26,608,511
Gulfport Energy Corp.[1]	274,425	8,578,525
Parsley Energy, Inc., Cl. A1	822,699	22,262,235
		57,449,271

Financials—7.6%
Capital Markets—0.6%
Cohen & Steers, Inc.	287,730	11,635,801

Commercial Banks—1.7%
Pinnacle Financial Partners, Inc.	323,340	15,795,159
Western Alliance Bancorp[1]	505,360	16,500,004
		32,295,163

Diversified Financial Services—2.3%
MarketAxess Holdings, Inc.	302,972	44,052,129
Real Estate Investment Trusts (REITs)—3.0%
CoreSite Realty Corp.	283,950	25,183,526
CubeSmart	311,400	9,616,032
CyrusOne, Inc.	375,940	20,924,820
		55,724,378

Health Care—22.3%
Biotechnology—2.3%
ACADIA Pharmaceuticals, Inc.[1]	257,890	8,371,110
Dyax Corp.[1,2]	214,640	2,146
Neurocrine Biosciences, Inc.[1]	311,020	14,135,859
Repligen Corp.[1]	410,030	11,218,421
Ultragenyx Pharmaceutical, Inc.[1]	184,990	9,047,861
		42,775,397

Health Care Equipment & Supplies—8.6%
ABIOMED, Inc.[1]	147,980	16,172,734
Cantel Medical Corp.	456,673	31,387,135

1 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Equipment & Supplies (Continued)
Cynosure, Inc., Cl. A1	189,260	$9,206,553
DexCom, Inc.[1]	115,928	9,196,568
Inogen, Inc.[1]	294,500	14,757,395
Integra LifeSciences Holdings Corp.[1]	288,690	23,031,688
Neogen Corp.[1]	132,610	7,459,313
Nevro Corp.[1]	127,600	9,411,776
NuVasive, Inc.[1]	304,050	18,157,866
West Pharmaceutical Services, Inc.	317,425	24,086,209
		162,867,237

Health Care Providers & Services—6.5%
Acadia Healthcare Co., Inc.[1]	246,217	13,640,422
Amsurg Corp.[1]	277,040	21,481,682
Centene Corp.[1]	219,000	15,630,030
Diplomat Pharmacy, Inc.[1]	280,610	9,821,350
HealthEquity, Inc.[1]	735,720	22,354,852
VCA, Inc.[1]	606,550	41,008,845
		123,937,181

Health Care Technology—2.3%
Omnicell, Inc.[1]	304,923	10,437,514
Press Ganey Holdings, Inc.[1]	322,130	12,675,816
Veeva Systems, Inc., Cl. A1	579,193	19,762,065
		42,875,395

Life Sciences Tools & Services—1.6%
Cambrex Corp.[1]	202,900	10,496,017
Charles River Laboratories International, Inc.[1]	57,360	4,728,758
ICON plc[1]	140,550	9,839,906
INC Research Holdings, Inc., Cl. A1	122,386	4,666,578
		29,731,259

Pharmaceuticals—1.0%
Depomed, Inc.[1]	364,236	7,146,310
Prestige Brands Holdings, Inc.[1]	214,730	11,896,042
		19,042,352

Industrials—16.4%
Aerospace & Defense—1.2%
Curtiss-Wright Corp.	141,190	11,895,258

	Shares	Value
Aerospace & Defense (Continued)
HEICO Corp.	153,820	$10,276,714
		22,171,972

Building Products—5.3%
A.O. Smith Corp.	434,262	38,262,825
American Woodmark Corp.[1]	134,805	8,948,356
Lennox International, Inc.	244,240	34,828,624
Masonite International Corp.[1]	285,180	18,861,805
		100,901,610

Commercial Services & Supplies—0.9%
Healthcare Services Group, Inc.	421,380	17,436,704

Construction & Engineering—1.1%
Dycom Industries, Inc.[1]	228,580	20,517,341

Machinery—3.8%
Astec Industries, Inc.	310,030	17,408,185
Graco, Inc.	121,470	9,594,915
John Bean Technologies Corp.	284,470	17,415,254
Middleby Corp. (The)[1]	131,873	15,198,363
Mueller Water Products, Inc., Cl. A	1,117,600	12,762,992
		72,379,709

Professional Services—1.5%
On Assignment, Inc.[1]	266,090	9,832,025
TransUnion[1]	520,570	17,407,861
		27,239,886

Trading Companies & Distributors—2.6%
Beacon Roofing Supply, Inc.[1]	500,240	22,745,913
SiteOne Landscape Supply, Inc.[1]	212,873	7,235,553
Watsco, Inc.	139,480	19,623,441
		49,604,907

Information Technology—28.6%
Electronic Equipment, Instruments, & Components—0.5%
Coherent, Inc.[1]	100,800	9,251,424

Internet Software & Services—5.8%
Benefitfocus, Inc.[1]	397,680	15,159,562
CoStar Group, Inc.[1]	191,110	41,788,113

2 OPPENHEIMER DISCOVERY FUND

	Shares	Value
Internet Software & Services (Continued)
Q2 Holdings, Inc.[1]	344,560	$9,654,571
Shopify, Inc., Cl. A1	536,410	16,499,972
Stamps.com, Inc.[1]	73,660	6,439,357
WebMD Health Corp., Cl. A1	342,210	19,885,823
		109,427,398

IT Services—0.9%
ExlService Holdings, Inc.[1]	321,630	16,856,628

Semiconductors & Semiconductor Equipment—3.4%
Microsemi Corp.[1]	437,610	14,301,095
MKS Instruments, Inc.	82,124	3,536,259
Monolithic Power Systems, Inc.	605,723	41,382,995
Semtech Corp.[1]	200,310	4,779,397
		63,999,746

Software—18.0%
Ellie Mae, Inc.[1]	274,580	25,165,257
Globant SA1	769,421	30,276,716
Guidewire Software, Inc.[1]	716,033	44,222,198
HubSpot, Inc.[1]	676,863	29,389,392
Manhattan Associates, Inc.[1]	465,510	29,853,156
Paycom Software, Inc.[1]	606,610	26,211,618
Paylocity Holding Corp.[1]	952,030	41,127,696
Proofpoint, Inc.[1]	588,621	37,136,099
Tyler Technologies, Inc.[1]	264,470	44,089,794

	Shares	Value
Software (Continued)
Ultimate Software
Group, Inc. (The)[1]	159,952	$33,636,306
		341,108,232

Materials—4.6%
Chemicals—1.1%
H.B. Fuller Co.	217,150	9,552,429
PolyOne Corp.	331,360	11,677,126
		21,229,555

Construction Materials—1.7%
Headwaters, Inc.[1]	748,470	13,427,552
US Concrete, Inc.[1]	299,040	18,214,526
		31,642,078

Containers & Packaging—1.3%
Berry Plastics Group, Inc.[1]	613,710	23,842,634

Metals & Mining—0.5%
Tahoe Resources, Inc.	696,830	10,431,545
Total Common Stocks
(Cost $1,381,880,918)		1,830,375,086

Investment Company—4.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[3,4] (Cost $75,995,403)	75,995,403	75,995,403

Total Investments,at Value (Cost $1,457,876,321)	100.9%	1,906,370,489
Net Other Assets (Liabilities)	(0.9)	(16,242,311)
Net Assets	100.0%	$1,890,128,178

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

3. Rate shown is the 7-day yield at period end.

3 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	103,491,399	559,581,326	587,077,322	75,995,403

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$75,995,403	$156,852

4 OPPENHEIMER DISCOVERY FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Discovery Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following

5 OPPENHEIMER DISCOVERY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair

6 OPPENHEIMER DISCOVERY FUND

3. Securities Valuation (Continued)

valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7 OPPENHEIMER DISCOVERY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$242,673,500	$—	$—	$242,673,500
Consumer Staples	20,526,004	—	—	20,526,004
Energy	64,197,921	—	—	64,197,921
Financials	143,707,471	—	—	143,707,471
Health Care	421,226,675	—	2,146	421,228,821
Industrials	310,252,129	—	—	310,252,129
Information Technology	540,643,428	—	—	540,643,428
Materials	87,145,812	—	—	87,145,812
Investment Company	75,995,403	—	—	75,995,403
Total Assets	$1,906,368,343	$—	$2,146	$1,906,370,489

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

8 OPPENHEIMER DISCOVERY FUND

4. Investments and Risks (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

9 OPPENHEIMER DISCOVERY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,464,944,864

Gross unrealized appreciation	$459,371,516
Gross unrealized depreciation	(17,945,891)

Net unrealized appreciation	$441,425,625

10 OPPENHEIMER DISCOVERY FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016